       Supplement dated July 15, 1998 to the May 1, 1998 Prospectuses for
  New England Stock Funds and New England Bond Funds Class A, B, and C
          (each as supplemented July 1, 1998); New England Star Funds;
 New England Massachusetts Tax Free Income Fund/New England Tax Free Income Fund
     of New York; New England Intermediate Term Tax Free Fund of California;
       and to the March 31, 1998 Prospectus for New England Bullseye Fund
                           (collectively, the "Funds")

 The following information supplements the section in the Prospectuses captioned
                      "Buying Fund Shares - Sales Charges"

New England Securities Corporation is participating in two incentive programs. Representatives of New England Securities achieving sales of at least $2 million of the Funds during 1998 will be entitled to attend, at the Distributor's expense, the New England Funds President's Council Meeting scheduled in March, 1999 in Palm Springs, California. Representatives of New England Securities who attend New England Financial's Leader's Meeting in Cancun, Mexico in April, 1999, and who achieve sales of the Funds during 1998 resulting in at least $40,000 of gross commissions, will be awarded an additional day's accommodations.